Convertible Notes Payable	12 Months Ended
Dec. 31, 2019
Convertible Notes Payable
Convertible Notes Payable

NOTE 7 – CONVERTIBLE NOTES PAYABLE

At December 31, 2018, there was no balance of convertible notes payable. During 2019, the Company issued two convertible promissory notes for the principal sum of $355,000, of which $326,800 was received as proceeds, and $28,200 was recorded as original issue discount (OID). During 2019, one convertible note for $73,000 was repaid. At December 31, 2019, one convertible note for $282,000 was outstanding. The outstanding note is unsecured, bears interest at 12%, and is due April 29, 2020.

At the option of the holders, the notes issued in 2019 are convertible into shares of the Company’s common stock at a price per share discount of 39% to 40% of the average market price of the Company’s common stock, as defined. As a result, the Company determined that the conversion option of the convertible notes were not considered indexed to the Company’s own stock and characterized the fair value of the conversion features as derivative liabilities upon issuance. The Company determined that upon issuance of the convertible notes in October 2019, the initial fair value of the embedded conversion features totaled $565,195 (see Note 8), of which $326,800 was recorded as debt discount offsetting the face amount of the convertible notes, and the remainder of $238,395 was recorded as private placement costs.

At December 31, 2018, there was no balance of discount on convertible notes payable. During 2019, note discount of $355,000 was recorded, made up of $28,200 OID and $326,800 of discount related to derivative liabilities. In addition, $54,990 of loan costs recorded on one convertible note (see below) are included with the discount. The discount and loan costs are amortized over the term of the related note payable. During 2019, total debt discount and loan costs amortization was $185,330, and at December 31, 2019, the unamortized debt discount and loan fee totaled $224,660.

In connection with the issuance of one convertible note with the principal balance of $282,000, the Company issued as a commitment fee 141,000 shares of its common stock (the “Non-Returnable Shares”) as well as 705,000 shares of its common stock (the “Returnable Shares”). The Company recorded the fair value of the Non-Returnable fees of $54,990 as a loan cost. The Returnable Shares are an own-share lending arrangement issued in contemplation of a debt offering and such shares will be returned to the Company if no event of default has occurred prior to April 29, 2020, the maturity date of the note. At issuance, the fair value of the share lending arrangement was determined to be immaterial. In accordance with ASC 470-20, the shares are not deemed issued until it becomes more likely than not that they will not be returned and at such point the shares should be measured at fair value and such value recognized as a financing cost. At December 31, 2019, management determined that it is probable that the Company will pay the note in full when due, and meet all other conditions in the note agreement. Accordingly, management feels that it is more likely than not that the returnable shares will be returned to the Company and therefore the 705,000 Returnable Shares have not been recorded as being issued as of December 31, 2019, nor are they included in basic net loss per share or as potentially dilutive shares in calculating the diluted net loss per share.